Exhibit 10.3

PATENT ASSIGNMENT

WHEREAS, Technology Innovations, LLC, of 15 Schoen Place, Pittsford, NY 14534 (formerly 150 Lucius Gordon Drive, West Henrietta, NY 14586) (“Assignor”) owns certain rights, title and interest in, to and under the improvements and the applications of various issued patents and pending applications set forth in the attached Patent Assets Schedule (“Patents”), and

WHEREAS, NaturalNano Research, Inc., a Delaware Corporation, of 15 Schoen Place, Pittsford, NY 14534 (“Assignee”) is desirous of obtaining Assignor’s right, title and interest in, to and under the said improvements and the said applications as referred to in the attached Patent Assets Schedule (collectively the “Patents”);

NOW THEREFORE, in consideration of the exchange of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor relinquishes and has sold, assigned, transferred and set over, free and clear of any and all liens, security interest, pledges or encumbrances of any kind, and by these presents does hereby sell, assign, transfer and set over, unto the Assignee, its successors, legal representatives and assigns, the entire right, title and interest in and to:

a) the patents and the applications for said improvements as set forth in the Patents, and including all divisions, renewals and continuations thereof and all patents of the United States which may be granted thereon and all reissues and extensions thereof, and all applications for patents which may hereafter be filed for said improvements in any country or countries foreign to the United States, and all patents which may be granted for said improvements in any country or countries foreign to the United States and all extensions, renewals and reissues thereof;

b) all of Assignor’s priority rights under the International Convention for the Protection of Industrial Property relating to the patents and the applications as set forth in the attached Patents;

c) all income, royalties, damages or payments due or payable with respect thereto at any time; and

d) the right to sue for damages, injunctive relief and any other remedies in respect of any past, present or future infringement thereof, or any of them, whenever or wherever occurring, and to collect the same for its own use and employment.

Assignor represents and warrants to Assignee that Assignor has full power and authority, and that no consents of any other parties are necessary, to enter into this Assignment, and to the best of Assignor’s knowledge, upon consummation of this Assignment, Assignee shall have good and marketable title to the Patents, free and clear of any and all liens, mortgages, encumbrances, pledges, security interests, licenses, or charges of any nature whatsoever. Assignee owns the entire right, title and interest in, to and under the Patents for the sole use and employment of Assignee, its successor, assigns or other legal representatives.

Assignor authorizes and requests the Director of the U.S. Patent and Trademark Office to record this assignment and to reflect Assignee as owner of the Patents, including any divisionals, reissues, reexaminations or extensions thereof or continuations that have been or may be filed, and to issue any and all letters of patent of the United States thereon to Assignee.

Assignor further agrees to cooperate with Assignee and to execute and deliver to Assignee all papers, instruments, and assignments, as may be necessary to vest such right, title and interest in and to the Patents to Assignee.

This Assignment shall be governed by and construed and interpreted in accordance with the substantive laws of the State of New York, without giving effect to any conflicts of law rule or principle that might require application of the laws of another jurisdiction.

IN TESTIMONY WHEREOF, I hereunto set my hand and seal this 2nd day of March, 2007.

Assignor - Technology Innovations, LLC:

/s/ Michael L. Weiner
By: Michael L. Weiner	Title:	Manager

STATE OF NEW YORK
COUNTY OF MONROE: ss.:

On this 2nd day of March, 2007, before me, the undersigned, personally appeared Michael L. Weiner, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to there foregoing instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Paul M. LeFrois, Jr.
Notary Public

Paul M. LeFrois, Jr. Notary Public, State of New York Monroe County No. 01LE5019379 Commission Expires 10/18/2009

Assignee - NaturalNano Research, Inc.: (required for foreign recordation)

/s/ C. A. Fleischer
By: C. A. Fleischer	Title:	President

STATE OF NEW YORK
COUNTY OF MONROE: ss.:

On this 2nd day of March, 2007, before me, the undersigned, personally appeared Cathy A. Fleischer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to there foregoing instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Paul M. LeFrois, Jr.
Notary Public

Paul M. LeFrois, Jr. Notary Public, State of New York Monroe County No. 01LE5019379 Commission Expires 10/18/2009

Patent Assets Schedule

SERIAL NO.	FILING DATE

11/244,376	Oct. 6, 2005

11/042,219	Jan. 25, 2005

11/134,657	May 20, 2005

11/183,417	July 18, 2005

11/099,055	Feb. 5, 2006

PCT/US2006/019682	May 19, 2006

PCT/US2006/026936	May 19, 2006

11/454,025	July 6, 2006

PATENT ASSIGNMENT

WHEREAS, Technology Innovations, LLC, of 15 Schoen Place, Pittsford, NY 14534 (formerly 150 Lucius Gordon Drive, West Henrietta, NY 14586) (“Assignor”) owns certain rights, title and interest in, to and under the improvements and the applications of various issued patents and pending applications set forth in the attached Patent Assets Schedule (“Patents”), and

WHEREAS, NaturalNano Research, Inc., a Delaware Corporation, of 15 Schoen Place, Pittsford, NY 14534 (“Assignee”) is desirous of obtaining Assignor’s right, title and interest in, to and under the said improvements and the said applications as referred to in the attached Patent Assets Schedule (collectively the “Patents”);

NOW THEREFORE, in consideration of the exchange of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor relinquishes and has sold, assigned, transferred and set over, free and clear of any and all liens, security interest, pledges or encumbrances of any kind, and by these presents does hereby sell, assign, transfer and set over, unto the Assignee, its successors, legal representatives and assigns, the entire right, title and interest in and to:

a) the patents and the applications for said improvements as set forth in the Patents, and including all divisions, renewals and continuations thereof and all patents of the United States which may be granted thereon and all reissues and extensions thereof, and all applications for patents which may hereafter be filed for said improvements in any country or countries foreign to the United States, and all patents which may be granted for said improvements in any country or countries foreign to the United States and all extensions, renewals and reissues thereof;

b) all of Assignor’s priority rights under the International Convention for the Protection of Industrial Property relating to the patents and the applications as set forth in the attached Patents;

c) all income, royalties, damages or payments due or payable with respect thereto at any time; and

d) the right to sue for damages, injunctive relief and any other remedies in respect of any past, present or future infringement thereof, or any of them, whenever or wherever occurring, and to collect the same for its own use and employment.

Assignor represents and warrants to Assignee that Assignor has full power and authority, and that no consents of any other parties are necessary, to enter into this Assignment, and to the best of Assignor’s knowledge, upon consummation of this Assignment, Assignee shall have good and marketable title to the Patents, free and clear of any and all liens, mortgages, encumbrances, pledges, security interests, licenses, or charges of any nature whatsoever. Assignee owns the entire right, title and interest in, to and under the Patents for the sole use and employment of Assignee, its successor, assigns or other legal representatives.

Assignor authorizes and requests the Director of the U.S. Patent and Trademark Office to record this assignment and to reflect Assignee as owner of the Patents, including any divisionals, reissues, reexaminations or extensions thereof or continuations that have been or may be filed, and to issue any and all letters of patent of the United States thereon to Assignee.

Assignor further agrees to cooperate with Assignee and to execute and deliver to Assignee all papers, instruments, and assignments, as may be necessary to vest such right, title and interest in and to the Patents to Assignee.

This Assignment shall be governed by and construed and interpreted in accordance with the substantive laws of the State of New York, without giving effect to any conflicts of law rule or principle that might require application of the laws of another jurisdiction.

IN TESTIMONY WHEREOF, I hereunto set my hand and seal this 05 day of March, 2007.

Assignor - Technology Innovations, LLC:

/s/ S G MacDonald
By: S G MacDonald	Title:	VP - R&D

STATE OF NEW YORK
COUNTY OF MONROE: ss.:

On this 05th day of March, 2007, before me, the undersigned, personally appeared Stuart MacDonald, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to there foregoing instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Paul M. LeFrois, Jr.
Notary Public

Paul M. LeFrois, Jr. Notary Public, State of New York Monroe County No. 01LE5019379 Commission Expires 10/18/2009

Assignee - NaturalNano Research, Inc.: (required for foreign recordation)

/s/ C. A. Fleischer
By: C. A. Fleischer	Title:	President

STATE OF NEW YORK
COUNTY OF MONROE: ss.:

On this 05th day of March, 2007, before me, the undersigned, personally appeared Cathy Fleischer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to there foregoing instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Paul M. LeFrois, Jr.
Notary Public

Paul M. LeFrois, Jr. Notary Public, State of New York Monroe County No. 01LE5019379 Commission Expires 10/18/2009

Patent Assets Schedule

SERIAL NO.	FILING DATE

11/481,025	July 6, 2006